UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

______________________
Form 8-K/A

______________________

Amendment No. 1
Current Report
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): May 11, 2015
______________________
Griffin Capital Essential Asset REIT II, Inc.
(Exact name of registrant as specified in its charter)

_______________________
Commission File Number: 333-194280

MD	46-4654479
(State or other jurisdiction of incorporation)	(IRS Employer Identification No.)
Griffin Capital Plaza, 1520 E. Grand Avenue, El Segundo, CA 90245
(Address of principal executive offices, including zip code)
(310) 469-6100
(Registrant’s telephone number, including area code)
None
(Former name or former address, if changed since last report)
 _______________________

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

EXPLANATORY NOTE:
Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, Griffin Capital Essential Asset REIT II, Inc., a Maryland corporation (the “Registrant”), hereby amends its Current Report on Form 8-K filed on May 15, 2015, for the purpose of filing the pro forma financial information required by Item 9.01 of Form 8-K with respect to the Registrant’s acquisition of a property located in Phoenix, Arizona in accordance with Article 11 of Regulation S-X.
In accordance with Article 11 of Regulation S-X, the Registrant hereby files the following unaudited pro forma financial information.
Item 9.01. Financial Statements

Page

(b) Unaudited Pro Forma Consolidated Financial Information

• Unaudited Pro Forma Consolidated Balance Sheet as of March 31, 2015	5

• Unaudited Pro Forma Consolidated Statement of Operations for the Year Ended December 31, 2014	6

• Unaudited Pro Forma Consolidated Statement of Operations for the Three Months Ended March 31, 2015	7

• Notes to Unaudited Pro Forma Consolidated Financial Statements	8

GRIFFIN CAPITAL ESSENTIAL ASSET REIT II, INC.
UNAUDITED PRO FORMA
CONSOLIDATED FINANCIAL STATEMENTS

On May 11, 2015, the Company acquired a two-building data center and office property consisting of approximately 513,400 net rentable square feet located in Phoenix, Arizona (the "American Express Center property"). The American Express Center property is leased in its entirety to American Express Travel Related Services Company, Inc, a wholly-owned subsidiary of the parent company American Express Company ("AMEX"), a public company. The purchase price for the American Express Center property was $91.5 million, plus closing costs. The acquisition was funded with proceeds from the Company's public offering and a draw of $45.7 million from the Company's revolving credit facility with a syndicate of lenders under which KeyBank, National Association serves as administrative agent and JPMorgan Chase Bank, N.A. serves as syndication agent (the "KeyBank Revolving Credit Facility"). The American Express Center leases are absolute triple-net leases with remaining terms of approximately 8.2 years each upon the Company's acquisition, expiring in July 2023. Since the American Express Center property is leased to a tenant on a long-term basis under separate absolute triple-net leases, the Company believes that financial information about the parent company of the tenant is more relevant to investors than the financial statements of the property acquired. AMEX, the parent company, is a public company which currently provides its financial statements in reports to investors. These reports can be found on the Securities and Exchange Commission's website at www.sec.gov.
The unaudited pro forma consolidated balance sheet is presented to reflect the acquisitions of the Westgate II property(acquired by the Company on April 1, 2015) and American Express Center property as if the acquisitions had occurred on March 31, 2015. The determination and preliminary allocation of the purchase consideration used in the unaudited pro forma financial information are based on preliminary estimates, which are subject to change as the Company finalizes the valuations of the assets and liabilities acquired.

The unaudited pro forma consolidated statements of operations of the Company for the year ended December 31, 2014 and three months ended March 31, 2015, are presented as if (1) the Owens Corning property (acquired by the Company on March 9, 2015),Westgate II property, and American Express Center property were acquired from unaffiliated third parties as of January 1, 2014; and (2) the Westgate II property and American Express property were financed with $30.0 million and $45.7 million, respectively, pursuant to the KeyBank Revolving Credit Facility as of January 1, 2014.
The unaudited pro forma consolidated balance sheet and statements of operations for the year ended December 31, 2014 and the three months ended March 31, 2015 should be read in conjunction with the audited consolidated financial statements of the Company and accompanying notes thereto included in the Company’s annual report filed on Form 10-K for the year ended December 31, 2014 and the unaudited consolidated financial statements of the Company and accompanying notes thereto included in the Company's quarterly report filed on Form 10-Q for the three months ended March 31, 2015 and the Company's Form 8-Ks filed on March 12, 2015 and April 7, 2015 relating to the acquisitions of the Owens Corning property on March 9, 2015 and the Westgate II property on April 1, 2015, respectively. In the Company’s opinion, all adjustments necessary to reflect the effects of the properties acquired and the respective debt incurred have been made.
The unaudited pro forma consolidated statements of operations for the year ended December 31, 2014 and for the three months ended March 31, 2015 are not necessarily indicative of what the actual operating results would have been had the properties been acquired on January 1, 2014, nor do they purport to represent the Company's future operating results.

GRIFFIN CAPITAL ESSENTIAL ASSET REIT II, INC.

UNAUDITED PRO FORMA
CONSOLIDATED BALANCE SHEET
March 31, 2015

	Historical	Westgate II Pro Forma		American Express Center Pro Forma		Pro Forma
ASSETS
Cash and cash equivalents	$49,034,211	$(25,644,690)	B	$(13,616,809)	B	$9,772,712
Real estate:
Land	575,000	3,732,053	A	5,750,000	A	10,057,053
Building	4,605,876	43,596,739	A	73,750,000	A	121,952,615
Tenant origination and absorption cost	560,750	11,504,737	A	39,920,000	A	51,985,487
Total real estate	5,741,626	58,833,529		119,420,000		183,995,155
Less: accumulated depreciation and amortization	(10,854)	—		—		(10,854)
Total real estate, net	5,730,772	58,833,529		119,420,000		183,984,301
Real estate acquisition deposits	3,200,000	(1,000,000)	B	—		2,200,000
Deferred financing costs, net	1,811,187	—		—		1,811,187
Other assets, net	2,056,204	—		—		2,056,204
Total assets	$61,832,374	$32,188,839		$105,803,191		$199,824,404
LIABILITIES AND EQUITY						—
Debt:						—
KeyBank Revolving Credit Facility	$—	$30,000,000	B	$45,700,000	B	$75,700,000
Liabilities:
Accounts payable and other liabilities	390,173	494,453	C	452,965	C	1,337,591
Distributions payable	94,931	—		—		94,931
Due to affiliates	2,325,031	—		—		2,325,031
Below market leases, net	240,076	1,833,529	A	27,920,000	A	29,993,605
Total liabilities	3,050,211	32,327,982		74,072,965		109,451,158
Commitments and contingencies (Note 6)
Equity:
Common stock subject to redemption	291,255	—		—		291,255
Stockholders' equity:
Preferred Stock, $0.001 par value, 200,000,000 shares authorized; no shares outstanding as of March 31, 2015	—	—		—		—
Common Stock, $0.001 par value, 700,000,000 shares authorized; 6,913,138 Class A shares outstanding as of March 31, 2015	69,116	—		35,464	B/E	104,580
Additional paid-in capital	60,228,397	—		31,906,112	B/E	92,134,509
Cumulative distributions	(479,927)	—		—		(479,927)
Accumulated deficit	(1,456,420)	(139,143)	D	(211,350)	D	(1,806,913)
Total stockholders' equity	58,361,166	(139,143)		31,730,226		89,952,249
Noncontrolling interests	129,742	—		—		129,742
Total equity	58,490,908	(139,143)		31,730,226		90,081,991
Total liabilities and equity	$61,832,374	$32,188,839		$105,803,191		$199,824,404
See accompanying notes.

GRIFFIN CAPITAL ESSENTIAL ASSET REIT II, INC.
UNAUDITED PRO FORMA
CONSOLIDATED STATEMENT OF OPERATIONS
Year Ended December 31, 2014

	Historical	Owens Corning Historical	Westgate II Historical	American Express Center Historical	Pro Forma Adjustments		Pro Forma
Revenue:
Rental income	$—	$345,000	$3,389,982	$5,428,404	$4,772,088	a	$13,935,474
Property tax recovery	—	62,568	764,475	945,127	—		1,772,170
Property insurance recovery	—	—	54,267	—	—		54,267
Total revenue	—	407,568	4,208,724	6,373,531	4,772,088		15,761,911
Expenses:
Asset management fees to affiliates	—	—	—	—	1,540,000	b	1,540,000
Property management fees to affiliates	—	—	—	—	90,291	c	90,291
Property operating	—	—	54,267	—	—		54,267
Property tax	—	62,568	764,475	945,127	—		1,772,170
Acquisition fees and expenses to non-affiliates	—	—	—	—	—		—
Acquisition fees and expenses to affiliates	—	—	—	—	—		—
General and administrative	438,806	—	—	—	—		438,806
Depreciation and amortization	—	—	—	—	9,222,113	e	9,222,113
Total expenses	438,806	62,568	818,742	945,127	10,852,404		13,117,647
Income (loss) from operations	(438,806)	345,000	3,389,982	5,428,404	(6,080,316)		2,644,264
Other expense:
Interest expense	(55,786)	—	—	—	(1,392,880)	f	(1,448,666)
Net income (loss)	(494,592)	345,000	3,389,982	5,428,404	(7,473,196)		1,195,598
Less: Net (income) loss attributable to noncontrolling interests	57,976				(64,409)	g	(6,433)
Net income attributable to common stockholders	$(436,616)						$1,189,165
Net income attributable to common stockholders, basic and diluted	$(2.90)						$0.32
Weighted average number of common shares outstanding, basic and diluted	150,623						3,696,976
See accompanying notes.

GRIFFIN CAPITAL ESSENTIAL ASSET REIT II, INC.
UNAUDITED PRO FORMA
CONSOLIDATED STATEMENT OF OPERATIONS
Three Months Ended March 31, 2015

	Historical	Owens Corning Historical	Westgate II Historical	American Express Center Historical	Pro Forma Adjustments		Pro Forma
Revenue:
Rental income	$25,414	$66,218	$939,978	$1,357,101	$1,135,476	a	$3,524,187
Property tax recovery	4,765	10,876	209,969	236,282	—		461,892
Property insurance recovery	—	—	9,161	—	—		9,161
Total revenue	30,179	77,094	1,159,108	1,593,383	1,135,476		3,995,240
Expenses:
Asset management fees to affiliates	3,401	—	—	—	381,599	b	385,000
Property management fees to affiliates	218	—	—	—	22,138	c	22,356
Property operating	23	—	9,161	—	—		9,184
Property tax	4,765	10,876	209,969	236,282	—		461,892
Acquisition fees and expenses to non-affiliates	82,265	—	—	—	(82,265)	d	—
Acquisition fees and expenses to affiliates	141,751	—	—	—	(141,751)	d	—
General and administrative	562,051	—	—	—	—		562,051
Depreciation and amortization	10,854	—	—	—	2,263,091	e	2,273,945
Total expenses	805,328	10,876	219,130	236,282	2,442,812		3,714,428
Income (loss) from operations	(775,149)	66,218	939,978	1,357,101	(1,307,336)		280,812
Other expense:
Interest expense	(251,242)	—	—	—	(348,220)	f	(599,462)
Net income (loss)	(1,026,391)	66,218	939,978	1,357,101	(1,655,556)		(318,650)
Less: Net (income) loss attributable to noncontrolling interests	6,587				(5,630)	g	957
Net income attributable to common stockholders	$(1,019,804)						$(317,693)
Net income attributable to common stockholders, basic and diluted	$(0.33)						$(0.05)
Weighted average number of common shares outstanding, basic and diluted	3,096,378						6,642,731

See accompanying notes.

GRIFFIN CAPITAL ESSENTIAL ASSET REIT II, INC.
NOTES TO UNAUDITED PRO FORMA
CONSOLIDATED FINANCIAL STATEMENTS

Rental Properties
On March 9, 2015, the Company acquired a single-story Class A industrial property consisting of approximately 61,200 net rentable square feet located in Concord, North Carolina (the "Owens Corning property"). The purchase price for the Owens Corning property was approximately $5.5 million, plus closing costs. The acquisition was funded with proceeds from the Company's public offering. The Owens Corning property is leased in its entirety to Owens Corning Sales, LLC, a wholly-owned subsidiary of Owens Corning, Inc. ("Owens Corning"), pursuant to a triple-net lease obligating Owens Corning to all costs and expenses to operate and maintain the property, including certain capital expenditures.
On April 1, 2015, the Company acquired a four-story Class A office property consisting of approximately 186,300 net rentable square feet located in Houston, Texas (the "Westgate II property"). The purchase price for the Westgate II property was $57.0 million, plus closing costs. The acquisition was funded with proceeds from the Company's public offering and a draw of $30.0 million from to the Company's revolving credit facility with a syndicate of lenders under which KeyBank, National Association serves as administrative agent and JPMorgan Chase Bank, N.A. serves as syndication agent (the "KeyBank Revolving Credit Facility"). The Westgate II property is leased in its entirety to Wood Group Mustang Inc. ("Wood Group Mustang"), one of three business units of parent company John Wood Group Plc., pursuant to a triple-net lease obligating Wood Group Mustang to all costs and expenses to operate and maintain the property, including certain capital expenditures.
On May 11, 2015, the Company acquired a data center and office property consisting of approximately 513,400 net rentable square feet located in Phoenix, Arizona (the "American Express Center property"). The American Express Center property consists of two buildings; a three-story approximately 300,000 square foot Class "A" data center and a four-story approximately 213,400 square foot Class "B" office building. The acquisition was funded with proceeds from the Company's public offering and a draw of $45.7 million from to the KeyBank Revolving Credit Facility. The American Express Center property is leased in its entirety to American Express Travel Related Services Company, Inc. ("American Express TRS"), pursuant to two absolute triple-net leases obligating American Express TRS to all costs and expenses to operate and maintain the property.
The Owens Corning,Westgate II, and American Express Center properties are hereinafter referred to as the “Properties.”
In accordance with Accounting Standards Codification (“ASC”) 805-10, Business Combinations (“ASC 805-10”), the Company performs the following procedures when allocating the acquisition value of real estate: (1) estimate the fair value of the real estate as of the transaction date on an “as if vacant basis;” (2) allocate the “as if vacant” value among land, building, and tenant improvements; (3) calculate the value of the intangible assets and liabilities as the difference between the “as if vacant” value and the contributed value; and (4) allocate the intangible value to the above, below and at market leases (taking into consideration below-market extension options for below-market leases), leasing costs associated with in-place leases, tenant relationships and other intangible assets.
The value allocated to building is depreciated and tenant improvements are amortized on a straight-line basis over an estimated useful life. The building is depreciated over a 40 year useful life and tenant improvements are amortized over the shorter of estimated useful life or the remaining contractual, non-cancelable term of the in-place lease. The value of above and below market leases are amortized over the remaining contractual, non-cancelable term of the in-place lease (with consideration as to below market extension options for below market leases) and recorded as either an increase (for below market leases) or a decrease (for above market leases) to rental income. Costs associated with originating these leases are amortized over the remaining contractual, non-cancelable term of the in-place lease.

Adjustments to the Unaudited Pro Forma Condensed Consolidated Balance Sheet
The unaudited pro forma consolidated balance sheet as of March 31, 2015 reflects the following adjustments:
A. The acquisition of the Westgate II and American Express Center properties are reflected in the unaudited pro forma consolidated balance sheet of the Company at fair market value. The preliminary allocation of rental properties, net and in-place lease valuation are comprised of the following:

	Westgate II	American Express Center
Land	$3,732,053	$5,750,000
Building	43,596,739	73,750,000
Intangible leasing assets	11,504,737	39,920,000
Rental properties, net	58,833,529	119,420,000
In-place lease valuation - below market	(1,833,529)	(27,920,000)
Total	$57,000,000	$91,500,000
B. Represents the acquisition of the Westgate II and American Express Center properties:
a. The purchase price, net of certain closing credits, of the Westgate II property was $57.0 million plus closing costs. This amount was funded with a $30.0 million draw from the KeyBank Revolving Credit Facility, and cash available from proceeds, net of offering costs, from the Company's initial public offering through the acquisition date.
b. The purchase price, net of certain closing credits, of the American Express Center property was $91.5 million plus closing costs. This amount was funded with a $45.7 million draw from the KeyBank Revolving Credit Facility, and cash available from proceeds, net of offering costs, from the Company's initial public offering through the acquisition date.
C. Represents credits from the seller related to prepaid rent or rent abatement adjustments which were applied to the purchase price by the seller.
D. Represents non-recurring acquisition costs related to the acquisitions of the Westgate II property and American Express Center property.
E. Represents equity raised of approximately $31.9 million through the issuance of 3,546,343 shares at a price per share of $10.00, net of offering costs, from April 1, 2015 to the date of the American Express Center property acquisition.
Adjustments to the Unaudited Pro Forma Consolidated Statements of Operations for the Year Ended December 31, 2014 and Three Months Ended March 31, 2015
The historical amounts for the Properties include historical operating revenues and certain expenses for the period presented. Property level expenses, such as depreciation, interest expense and management fees, for the Properties are presented as pro forma adjustments to the unaudited pro forma consolidated statements of operations for the year ended December 31, 2014 and three months ended March 31, 2015, and are derived from the results of each transaction.
The following are the explanations for operating and property level revenues and certain expenses included in the unaudited pro forma consolidated statements of operations for the year ended December 31, 2014 and three months ended March 31, 2015:
a. The historical rent revenue represents the contractual and straight-line rent pursuant to the lease in effect during the time period presented. The pro forma adjustments are presented to adjust contractual rent revenue to a straight-line basis and to amortize the in-place lease valuation, in accordance with ASC 805-10, for the Properties as if they were acquired on January 1, 2014.

The following summarizes the adjustment made to rent revenue for the year ended December 31, 2014:

	Owens Corning	Westgate II	American Express Center	Total
Adjustment to contractual and straight-line rent	$36,655	$540,918	$575,734	$1,153,307
Below market, in-place rent	24,606	201,708	3,392,467	3,618,781
	$61,261	$742,626	$3,968,201	$4,772,088
The following summarizes the adjustment made to rent revenue for the three months ended March 31, 2015:

	Owens Corning	Westgate II	American Express Center	Total
Adjustment to contractual and straight-line rent	$5,333	$95,457	$143,934	$244,724
Below market, in-place rent	4,517	49,736	836,499	890,752
	$9,850	$145,193	$980,433	$1,135,476
b. Asset management fees are paid monthly to the Company's advisor at approximately 0.08%, or 1.00% annually, based on the aggregate book value of the Properties, pursuant to the advisory agreement.
c. Property management oversight fees are paid monthly to the Company's property manager at 1.00% of gross property revenue received pursuant to the property management agreement.
d. Included in the Company’s historical financial statements are acquisition fees and expenses to non-affiliates and affiliates of approximately $0.1 million each related to the Owens Corning property acquisition. The acquisition fees expenses to affiliates represents fees earned and paid to the Company’s advisor, pursuant to the advisory agreement. As the acquisition fees and expenses to non-affiliates and affiliates are nonrecurring and directly related to Owens Corning property acquisition, these expenses are reflected as an adjustment to the pro forma statement of operations.
e. Depreciation expense is reflected in the pro forma based on an estimated useful life of 40 years for building and building improvements, and the remaining contractual, in-place lease term for intangible lease value.
The following table summarize the adjustment made to depreciation and amortization expense by asset category for the year ended December 31, 2014:

	Owens Corning	Westgate II	American Express Center	Total
Building and building improvements	$115,147	$1,089,918	$1,843,750	$3,048,815
Tenant absorption and leasing costs	57,103	1,265,648	4,850,547	6,173,298
	$172,250	$2,355,566	$6,694,297	$9,222,113
The following table summarize the adjustment made to depreciation and amortization expense by asset category for the three months ended March 31, 2015:

	Owens Corning	Westgate II	American Express Center	Total
Building and building improvements	$21,137	$268,747	$454,623	$744,507
Tenant absorption and leasing costs	10,482	312,077	1,196,025	1,518,584
	$31,619	$580,824	$1,650,648	$2,263,091
f. Represents interest expense, not reflected in the historical statement of operations of the Company, incurred on the $30.0 million and $45.7 million draws from the KeyBank Revolving Credit Facility for the Westgate II property and the American Express Center property acquisitions, respectively. Both borrowings bear a current interest variable rate of 1.84% (1.65% fixed plus LIBOR) and mature on December 12, 2019 (assuming one-year extension is exercised).

The following table summarizes the adjustment made to interest expense for the year ended December 31, 2014:

	Westgate II	American Express Center	Total
KeyBank Credit Facility	$552,000	$840,880	$1,392,880
The following table summarizes the adjustment made to interest expense for the three months ended March 31, 2015:

	Westgate II	American Express Center	Total
KeyBank Credit Facility	$138,000	$210,220	$348,220
g. The following table summarizes the weighted average shares outstanding at the end of each period and the allocable percentage of noncontrolling interest:

	For the Year Ended December 31, 2014	For the Three Month Ended March 31, 2015
Weighted average shares outstanding - historical	150,623	3,096,378
Weighted average shares from equity raise from April 1, 2015 through May 11, 2015	3,546,353	3,546,353
Total weighted average shares - pro forma	3,696,976	6,642,731
Operating partnership units issued in the initial capitalization of the operating partnership (A)	20,000	20,000
Total weighted average share and units outstanding - pro forma (B)	3,716,976	6,662,731
Percentage of operating partnership units (noncontrolling interests) to total outstanding shares (A/B)	0.54%	0.30%
Net income (loss)	$1,195,599	$(318,651)
Net income (loss) attributable to noncontrolling interest based on the percentage of operating partnership units outstanding to total outstanding shares	$6,433	$(957)

Signature(s)
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GRIFFIN CAPITAL ESSENTIAL ASSET REIT II, INC.

Date: July 24, 2015	By:	/s/ Joseph E. Miller
Joseph E. Miller Chief Financial Officer and Treasurer